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Exhibit 99(a)(1)(B)

        Letter of Transmittal
to Tender Shares of Common Stock
of
FIREPOND, INC.
Pursuant to the Offer to Purchase dated October 23, 2003
by
FIRE TRANSACTION SUB, INC.
a wholly owned subsidiary of
JAGUAR TECHNOLOGY HOLDINGS, LLC

          THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON NOVEMBER 21, 2003, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:
LaSalle Bank National Association

By Mail: LaSalle Bank National Association Shareholder Services, Room 1811 135 South LaSalle Street Chicago, IL 60603	By Overnight Courier: LaSalle Bank National Association Shareholder Services, Room 1811 135 South LaSalle Street Chicago, IL 60603	By Hand: The Bank of New York Ground Level — Corporate Trust Window 101 Barclay Street New York, NY 10286

By Manually Signed Facsimile Transmission: (for Eligible Institutions only) (312) 904-2236 Confirm Facsimile By Telephone: (312) 904-2584

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

        THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED

Name(s) and Addresses of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Share Certificate(s) and Share(s) Tendered (Attach additional list, if necessary)

	Share Certificate Number(s)*	Number of Shares Represented By Share Certificate(s)*	Number of Shares Tendered**

Total Shares

*	Need not be completed by stockholders delivering Shares by book-entry transfer.
**	Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

        This Letter of Transmittal is to be used by stockholders of Firepond, Inc. (the "Company") if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase and pursuant to the procedures set forth in Section 3 thereof).

        Stockholders whose certificates for Shares ("Share Certificates") are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase in order to participate in the Offer. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

If delivery is by book-entry transfer, provide the following:
Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        The undersigned hereby tenders to Fire Transaction Sub, Inc., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Jaguar Technology Holdings, LLC, a Delaware limited liability company ("Parent"), the above-described shares of common stock, par value $.10 per share (the "Shares") of FirePond, Inc., a Delaware corporation (the "Company"), pursuant to the Purchaser's offer to purchase all outstanding Shares, at a purchase price of $3.16 per Share, net to the tendering stockholder in cash, less any required withholding of taxes and without payment of interest (the "Offer Price"), upon the terms and subject to the conditions set forth in the offer to purchase dated October 23, 2003 (the "Offer to Purchase"), and in this Letter of Transmittal (which together with any amendments or supplements thereto or hereto, collectively constitute the "Offer").

        Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or assumable in respect thereof on or after the date hereof (collectively, "Distributions")) and irrevocably constitutes and appoints LaSalle Bank National Association (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

        By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Douglas Croxall and Erich Spangenberg, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to and (iii) to otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by the Purchaser. This appointment will be effective if and when, and only to the extent that, the Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the Company's stockholders.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all Distributions) and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to such Shares (and any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

        The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

        Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all of the Shares purchased and, if appropriate, return any certificates for the Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all of the Shares purchased and, if appropriate, return any certificates for the Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and, if appropriate, return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and, if appropriate, return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

              To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or Share Certificates not tendered or accepted for payment are to be issued in the name of someone other than the undersigned.

Issue	☐ check
☐ certificate(s) to:
Name:	(Please Print: First, Middle and Last Name)
Address:

Zip Code
(Taxpayer Identification or Social Security Number) (Also Complete Substitute Form W-9 Below)
Account Number:

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

              To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or Share Certificates not tendered or accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

Deliver	☐ check
☐ certificate(s) to:
Name:	(Please Print: First, Middle and Last Name)
Address:

Zip Code
(Taxpayer Identification or Social Security Number) (Also Complete Substitute Form W-9 Below)

IMPORTANT
STOCKHOLDERS: SIGN HERE
(Please Complete Substitute Form W-9 Included Herein)

Signature(s) of Owner
Dated:	, 2003
Name(s):

(Please Print)
Capacity (Full Title):
Address:

(Include Zip Code)
Area Code and Telephone Number:
Taxpayer Identification or
Social Security Number:
(See Substititute Form W-9)

              (Must be signed by the registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

  GUARANTEE OF SIGNATURE(S)
  (If required, See Instructions 1 and 5)

  FOR USE BY FINANCIAL INSTITUTIONS.
  PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature(s):
Name:
(Please Print)
Name of Firm:
Address:
(Include Zip Code)
Area Code and Telephone Number:
Dated:	, 2003

INSTRUCTIONS
Forming Part Of The Terms And Conditions Of The Offer

        1.     Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in the Book-Entry Transfer Facility's systems whose name(s) appear(s) on a security position listing as the owner(s) of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

        2.     Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed by stockholders if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing tendered Shares, or timely confirmation of a book-entry transfer of Shares (a "Book-Entry Confirmation") into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of the Guaranteed Delivery. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND THE RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a manually signed facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

        3.     Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule and attached hereto.

        4.     Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all of the Shares evidenced by any Share Certificate are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In this case, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.     Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever.

        If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

        If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made or Share Certificate(s) not tendered or not accepted for payment are to be issued in the name of any person(s) other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any Share Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) listed and transmitted hereby, the Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificate(s). Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

        6.     Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser or any successor entity thereto will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered Share Certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) evidencing the Shares tendered hereby.

        7.     Special Payment and Delivery Instructions. If a check is to be issued in the name of, and, if appropriate, Share Certificates for Shares not tendered or not accepted for payment are to be issued or returned to, any person(s) other than the signer of this Letter of Transmittal, or if a check and, if appropriate, such Share Certificates are to be returned to any person(s) other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

        8.     Substitute Form W-9. To avoid backup withholding, a tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service ("IRS") that such stockholder is subject to backup withholding, such stockholder must cross out Item (2) of Part II of the Substitute Form W-9, unless such stockholder has since been notified by the IRS that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to federal income tax backup withholding at the rate of 28% on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will backup withhold on all payments of the purchase price to such stockholder in accordance with applicable tax requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number (TIN) on Substitute Form W-9" for more instructions.

        Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) may not be subject to backup withholding. Each tendering stockholder should consult its tax advisor as to such stockholder's qualification for exemption from withholding and the procedure for obtaining such exemption. Foreign stockholders should submit a properly completed version of IRS Form W-8 (for example, W-8BEN, W-8ECI or other applicable version of Form W-8, as appropriate), a copy of which may be obtained from the Depositary. Such stockholders should consult a tax advisor to determine which version of Form W-8 is appropriate in their particular circumstances.

        9.     Requests for Assistance or Additional Copies. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, IRS Form W-8 and the "Guidelines for Certification of Taxpayer Identification Number (TIN) on Substitute Form W-9" may be directed to the Information Agent at the addresses and phone numbers set forth below, or to your broker, dealer, commercial bank or trust company. Requests for assistance may be directed to the Information Agent at the address set forth below.

        10.   Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify EquiServe Trust Company, N.A., in its capacity as transfer agent for the Shares (toll free telephone number: 781-575-3400). The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

        IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES REPRESENTING SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, OR THE NOTICE

OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

        MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF THE COMPANY OR SUCH STOCKHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE FIRST PAGE.

IMPORTANT TAX INFORMATION

        Under federal income tax law, a stockholder who is a U.S. person (as defined for U.S. federal income tax purposes) surrendering Shares must, unless an exemption applies, provide the Depositary (as payer) with the stockholder's correct TIN on IRS Form W-9 or on the Substitute Form W-9 included in this Letter of Transmittal. If the stockholder is an individual, the stockholder's TIN is such stockholder's Social Security number. If the correct TIN is not provided, the stockholder may be subject to a $50 penalty imposed by the IRS and payments to the stockholder (or other payee) pursuant to the Offer may be subject to backup withholding at the rate of 28%.

        Certain stockholders (including, among others, corporations and certain foreign individuals and entities) may not be subject to backup withholding and reporting requirements. Each tendering stockholder should consult its own tax advisor as to such stockholder's qualification for exemption from withholding and the procedure for obtaining an exemption. In order for an exempt foreign stockholder to avoid backup withholding, such person should complete, sign and submit an appropriate version of IRS Form W-8 (for example, W-8BEN, W-8ECI or other applicable version, as appropriate), signed under penalties of perjury, attesting to his or her exempt status. Forms W-8 can be obtained from the Depositary. Exempt stockholders, other than foreign stockholders, should furnish their TIN, check the box marked "Exempt from backup withholding" on the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary in order to avoid erroneous backup withholding. A stockholder should consult his or her tax advisor to determine such stockholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption. See the enclosed "Guidelines for Certification of Taxpayer Identification Number (TIN) on Substitute Form W-9" for additional instructions.

        If backup withholding applies, the Depositary is required to withhold and pay over to the IRS 28% of any payment made to a stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

        To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder's correct TIN by completing the Substitute Form W-9 included in this Letter of Transmittal certifying that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that the stockholder is not subject to backup withholding because (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (iii) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding.

What Number to Give the Depositary

        The tendering stockholder is required to give the Depositary the TIN, generally the Social Security number or employer identification number, of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number (TIN) on Substitute Form W-9" for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, check the box in Part III, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold on all payments of the purchase price in accordance with applicable tax requirements. If the Depositary is provided with an incorrect TIN in connection with such payments, the stockholder may be subject to a $50.00 penalty imposed by the IRS.

PLEASE COMPLETE SUBSTITUTE FORM W-9

Name:

Business Name (if different from above):

Address:

Check appropriate box:
☐ Individual/Sole Proprietor	☐ Corporation	☐ Exempt from backup
☐ Partnership	☐ Other	withholding

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service
	Part I—Taxpayer Identification Number—For all accounts, enter your Taxpayer Identification Number in the box at right and certify by signing and dating below. For most individuals, this is your Social Security Number. If you do not have a number, see "Obtaining a Number" in the enclosed Taxpayer Identification Number (TIN) Guidelines and write "Applied For" in Part I and check the box in Part III. If the account is in more than one name, see the chart in the enclosed Guidelines to determine what number to enter.	Social security number OR Employer Identification Number

Part II—Certification—Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).

Payor's Request for Taxpayer Identification Number (TIN)
	CERTIFICATE INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).	Part III Awaiting TIN ☐

SIGNATURE _________________ DATE___________

YOU MUST COMPLETE THE CERTIFICATION BELOW (IN ADDITION TO THE CERTIFICATION IN PART II ABOVE) IF YOU ARE AWAITING YOUR TIN AND CHECKED THE BOX IN PART III OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number prior to payment, then the payment will be subject to backup withholding at 28% in accordance with applicable legal requirements.

SIGNATURE	DATE

  NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

The Information Agent for the Offer is:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Banks and Brokers Call Collect: (212) 750-5833
All Others Please Call Toll-Free: (888) 750-5834

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  Exhibit 99(a)(1)(B)
IMPORTANT TAX INFORMATION